UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 30, 2005

Date of report (Date of earliest event reported)

Archipelago Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32274	86-1075595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 South Wacker Drive, Suite 1800, Chicago, IL 60606

(Address of Principal Executive Offices)

(312) 960-1696

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒                      Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 30, 2005, Archipelago Holdings, Inc. (“Archipelago”) entered into agreements with each of its executive officers (the “Agreements”) that accelerate certain payments and vesting that would have occurred in 2006 following certain terminations after the completion of the mergers (the “Mergers”) of Archipelago and the New York Stock Exchange, Inc. (the “NYSE”) (or, in the case of Joseph Lombard, who will not be continuing with the combined company, upon the sale of Wave Securities).  The Agreements were entered into in 2005 in order to help ensure (i) the executive officers (other than Mr. Lombard) would remain with the combined company following the Mergers, (ii) compliance with Section 409A of the Internal Revenue Code (which governs the taxation of arrangements that provide for the deferral of compensation) and (iii) that certain significant tax related cost savings for the combined company are achieved.  In addition, the Agreements will help harmonize the compensation structure applicable to Archipelago executives after the closing of the Mergers with the compensation structure currently applicable to the NYSE executives.  The NYSE consented to the execution of these Agreements.

The Agreements provide that on December 30, 2005, each of the Archipelago executive officers will (1)  receive a cash payment in lieu of the cash severance amount otherwise payable pursuant to the executive officer’s Employment Agreement or Change in Control Severance Agreement, as applicable, and (2) have their restricted stock units be fully vested in lieu of the accelerated vesting otherwise provided under such equity awards.  In addition, the Agreements provide that immediately prior to the closing of the Mergers up to 75% of the unvested stock options held by each of the executive officers will vest.

The following chart lists the amounts provided by the Agreements:

	Cash Severance ($)	RSUs Vesting	Options Vesting
Gerald D. Putnam	7,875,000	135,893	303,234

Nelson Chai	2,250,000	52,906	87,778

Michael Cormack	2,000,000	52,906	87,778

Kevin J.P. O’Hara	2,250,000	52,906	87,778

Steven Rubinow	2,000,000	52,906	87,778

Matthew Gelber	1,100,000	12,749	44,037

Joseph Lombard	1,200,000	30,995	44,037

The foregoing descriptions of the Agreements are qualified in their entirety by reference to such agreements, copies of which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated by reference herein.

Item 9.01               FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Description

10.1	Agreement by and between Archipelago Holdings, Inc. and Gerald D. Putnam, dated as of December 30, 2005

10.2	Form of Agreement by and between Archipelago Holdings, Inc. and each other executive officer, dated as of December 30, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 30, 2005	Archipelago Holdings, Inc.

/s/ Nelson Chai
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Agreement by and between Archipelago Holdings, Inc. and Gerald D. Putnam, dated as of December 30, 2005

10.2	Form of Agreement by and between Archipelago Holdings, Inc. and each other executive officer, dated as of December 30, 2005